Sino Mercury Acquisition Corp.

Acquisition of Wins Finance Group Ltd.

Investor Presentation

April, 2015

SMAC

稳盛金融
WINS FINANCE

Disclaimer

THIS PRESENTATION HAS BEEN PREPARED FOR USE BY SINO MERCURY ACQUISITION CORP. ("SINO") AND WINS FINANCE GROUP LTD. ("WFG") IN CONNECTION WITH THEIR PROPOSED BUSINESS COMBINATION. SUCH PRESENTATION MAY BE PRESENTED TO CERTAIN OF SINO'S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING SINO'S SECURITIES, IN CONNECTION WITH THE BUSINESS COMBINATION.

SINO AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF SINO STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS CONTEMPLATED BY IN THE BUSINESS COMBINATION (THE "SPECIAL MEETING").

STOCKHOLDERS OF SINO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, SINO'S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS IN CONNECTION WITH SINO'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING AND THE REGISTRATION STATEMENT TO BE FILED BY SINO'S WHOLLY OWNED SUBSIDIARY, WINS FINANCE HOLDINGS INC. ("HOLDCO"), IN CONNECTION WITH THE ISSUANCE OF ORDINARY SHARES OF HOLDCO IN THE TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ SINO'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE SINO OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT AND FINAL PROSPECTUS INCLUDED IN HOLDCO'S REGISTRATION STATEMENT WILL BE MAILED TO SINO'S STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO SINO MERCURY ACQUISITION CORP., C/O RICHARD XU, 590 MADISON AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10022. THESE DOCUMENTS, ONCE AVAILABLE, AND SINO'S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (HTTP://WWW.SEC.GOV).

NEITHER SINO NOR WFG UNDERTAKES ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: UNCERTAINTIES AS TO THE TIMING OF THE PROPOSED TRANSACTION; THE SATISFACTION OF CLOSING CONDITIONS TO THE PROPOSED TRANSACTION; COSTS RELATED TO THE PROPOSED TRANSACTION; CHANGES IN ECONOMIC CONDITIONS GENERALLY, CHANGES IN WFG'S INDUSTRY; MANAGEMENT OF GROWTH; OUTCOMES OF GOVERNMENTAL REVIEWS; LEGISLATIVE AND REGULATORY CHANGES; LACK OF DIVERSIFICATION OF WFG'S SERVICES AND PRODUCTS; AVAILABILITY OF DEBT AND EQUITY CAPITAL TO WFG ON FAVORABLE TERMS, OR AT ALL; THE DEGREE AND NATURE OF WFG'S COMPETITION; AND WFG'S DEPENDENCE ON ITS KEY EMPLOYEES.

NEITHER SINO NOR WFG MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN SINO OR HOLDCO AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN SINO OR HOLDCO.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

CERTAIN OF WINS' FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND/OR WERE PREPARED BY WINS AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN WINS'S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND HOLDCO'S REGISTRATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED HEREIN AND TO REGISTER THE SHARES TO BE ISSUED TO SINO SECURITY HOLDERS IN CONNECTION THEREWITH.

TRANSACTION SUMMARY

Transaction Summary
Acquisition of Wins on Favorable Terms

Transaction	◆ At closing, (1) Sino Mercury Acquisition Corp. ("SMAC") will merge with and into its newly formed subsidiary, Wins Finance Holdings Inc. ("Holdco"), with Holdco surviving, and (2) immediately following the merger, the Wins Finance Group Ltd. ("Wins" or "WFG") shareholders will exchange 100% of the ordinary shares of WFG for cash and ordinary shares of Holdco. WFG is a leading integrated lending solution provider primarily serving SMEs in Shanxi Province and Beijing, China. ◆ Transaction expected to close 3rd Quarter of 2015 ◆ Transaction valuation of Wins: US $168 Million before Business Combination • 0.76 X 2014 book value of US $222 Million ◆ US $10 Million in the trust account is restricted from redemption
Consideration	WFG shareholders will receive ◆ $5-25M, depending on the cash remaining in the trust account ("cash consideration") ◆ Ordinary shares of Holdco equal to $168M less the cash consideration divided by $10.00 ("stock consideration") ◆ WFG shareholders have the ability to elect to forgo some of the cash consideration and convert it into ordinary shares, up to 2,500,000 shares.
Management & Board after Business Combination	**Management** Jianming (Jimmy) Hao (*co-CEO*) Renhui Mu (*co-CEO & COO*) Richard Xu (*President*) Peiling (Amy) He (*CFO*) **Board Members** Jianming (Jimmy) Hao (*Executive Chairman*) Nicholas Clements (*Vice Chairman*) Richard Xu Bradley Reifler Jingxiao Zhang

Shareholders and management of Wins anticipate that the SMAC acquisition will bring transformation and growth to Wins' business

Cap Table after Business Combination

Capitalization and Ownership

($ in million except share and per share data)

Purchase Consideration[1]	
Cash	25
14,300,000 Shares to be Issued[4]	143
Total Consideration	168
Net Assets of Wins at Dec.31, 2014	222
Purchase Price/Net Assets at Dec.31, 2014	0.76x

Source and Uses[1]	
Source	
Cash in the Trust Account	40.8
Uses	
Cash Consideration	25
Fees for the Transaction	1
Cash for Working Capital	14.8
Total Uses	40.8

Pro Forma Capitalization[1]	
Cash[2]	17
Total Liabilities[2]	157
Net Assets[2]	237
Total Assets[2]	394
Pro Forma Net Income[3]	17.3
Market Cap	200
Net Cap/Pro Forma Net Assets[2]	0.85x
Net Cap/Pro Forma Net Income[3]	11.6x

Pro Forma Ownership[1]

Post Transaction Share Cap[5]:	Shares	% of Total
SMAC Public Shareholders	4,488,110	22.4%
SMAC Insider Shares	1,020,025	5.1%
SMAC Private Placement Shares	231,000	1.2%
Shares issued to Wins shareholders	14,300,000	71.4%
TOTAL	20,039,135	100.0%

Note:
(1) Assumes no public shareholder of Sino elects conversion rights and Wins shareholders elect to receive all the cash consideration of $25 million
(2) As of December 31, 2014
(3) For the year ended December 31, 2014
(4) The shares will be valued at a price of $10.00
(5) Includes the underlying shares to be issued for automatic conversion of rights at the closing

Management & Board after Business combination

Management	Independent directors
Jianming (Jimmy) Hao - co-CEO & Chairman of the board ***Work***: *Sino Mercury Acquisition Corp.; Beijing CAC Capital; Deyu Agriculture; Shenzhen Leton Holdings; China Merchant Dichen Asia* ***Education***: *MS & BS, Nankai University*	**Nicholas Clements - Vice Chairman & Independent Director** **Work:** *Shanghai International Securities; PaineWebber (now UBS); Davis Polk & Wardwell* ***Education***: *JD & BA, Stanford University*
Renhui Mu - co-CEO and COO ***Work***: *Wins Finance Group; CITIC Bank; ABN AMRO; HSBC; Hong Kong InterChina Holdings* ***Education***: *MA & BA, Tsinghua University*	**Bradley Reifler - Independent Director** ***Work***: *Forefront Capital Management; Pali Capital; Reifler Trading Corp.* ***Education***: *BA, Bowdoin College*
Richard Xu - President and Director ***Work***: *Sino Mercury Acquisition Corp.; CIFCO International; Maxim Group; Viking Investments Group; Swiss American Securities (now Credit Suisse)* ***Education***: *MS, New York University; BA, Tsinghua University*	**Jingxiao Zhang - Independent Director** ***Work***: *Professor, Renmin University* ***Education***: *Ph.D, China Academy of Sciences; MS, Renmin University; BS, Nankai University*
Peiling (Amy) He - CFO ***Work***: *Sino Mercury Acquisition Corp.; Deyu Agriculture; Deloitte (China)* ***Education***: *MA, China Academy of Sciences; BA, Tsinghua University*	

Wins Finance Group
Most Suitable for SMAC Strategy

稳盛金融
WINS FINANCE

100% Acquisition ← SMAC

- Financial Guarantee Business/License
- Financial Leasing Business/License
- Rigorous proven risk control system with 0.3% default rate in 2014
- Net Book Value over 200 Million USD, far from fully utilized
- Accumulated loyal client base and long history of serving SMEs

BVI holding structure brings a rare 100% direct ownership opportunity for oversea investors in China financial institutions

Value highlights of Wins Finance Group

Wins has created a solid business platform and accumulated valuable hands-on experience and expertise concerning China SMEs, which constitute critical components of our future strategy.

- **Proven Risk Control Capability for SME Lending**

  Wins, through many years of dealing with SMEs, has developed proven risk control systems; when Wins works with banks, Wins typically takes on all or most of the risk for banks

- **Customizing lending solutions to serve qualified SMEs, in most efficient way**

  Based upon SMEs' specific situation and requirements, Wins provides customized and flexible lending solutions through guarantee and leasing options to serve clients efficiently and in a cost effective way

- **Accumulated Loyal SME customers**

  After serving as the bridge between banks and SME customers, Wins has accumulated a good number of loyal SME customers; SME customers understand utilizing the services of Wins is a key factor for SMEs to get financing from banks

- **Underserved SME Lending Market**

  In the local SME lending market, Wins typically takes the lead position, dealing with SME customers directly, being involved in negotiation, due diligence, pricing and closing; Wins understands this market more thoroughly than other types of financial institutions, such as state-owned banks

- **Highly Fragmented Segment, Time for Disruption**

  With over 8,500 guarantee companies, 7,000 micro-lending companies and 1,200 financing leasing companies, the third party financing solution providers market in China is quite fragmented. Many traditional non-banking financial institutions face a bottleneck situation due to limitations of their management capability and visionary strategy, etc. Wins will provide a solid platform for future strategic acquisitions at attractive prices in order to expand our capacity to provide lending solutions.

WINS FINANCE GROUP INTRODUCTION

Wins Business Overview

- Wins Finance Group, a British Virgin Island holding company with business operations in China, is a leading and integrated lending solution provider primarily serving SMEs in Shanxi Province

- Wins is currently providing two financial products and one supplementary service:
  - **Financing Guarantees**: Wins acts as a guarantor to evaluate and share credit risks and to facilitate financing arrangements between SMEs and banks
  - **Financing Leasing**: Wins provides direct equipment leasing or purchase-lease-back services to SMEs, to satisfy SMEs' cash flow needs
  - **Financial Advisory**: Wins provides financing solutions to SME clients based upon their needs and qualification, in order to lower SME's tax and financing costs and to provide other benefits.

- Wins's financing guarantee business was founded in 2006, and is currently ranked one of the top 10 financing guarantee operations in Shanxi Province, in terms of registered capital

- Wins's financial leasing operation was founded in 2009, derived from the guarantee business, and has become a valuable alternative financing solution for SME clients with equipment or other assets

Transaction Structure after Business Combination

1 Merger between SMAC and its Cayman sub Wins Finance Holdings Inc.; Wins Finance Holdings becomes the surviving entity

2 Wins Finance Holdings will use cash and newly issued shares to purchase the shares of Wins Finance Group Ltd. (BVI)



Wins Finance Holdings Inc.
(Cayman Island)
Listed on NASDAQ
Wins Finance Group Limited
(British Virgin Islands)
100%
Full Shine Capital Resources Limited
(Hong Kong)
Offshore (Non-PRC Companies)
100%
Onshore (PRC Companies)
Jinshang International Financial Leasing Co., Ltd.
(Beijing, PRC, WFOE)
100%
100%
Tianjin Jinshangjiaming Financial Leasing Co., Ltd. (Tianjin, PRC)
Jinchen Agriculture Co., Ltd.
(Jinzhong, PRC)
100%
Shanxi Dongsheng Financial Guarantee Co., Ltd. (Jinzhong, PRC)

Note: Wins Finance, Full Shine and Jinchen Agriculture are holding companies or inter-holding companies, without operations.

China's SMEs - Significantly underserved by Banks


Bank
China SMEs
Direct lending is rare for most of China's SMEs

About 80% of 56 Million China SMEs are not able to obtain bank loans directly!

- Government-owned, mainly serving SOE clients
- Risk averse mentality
- Limited data source to evaluate the risk profile of SMEs
- Limited banking history, without comprehensive risk profiles for SMEs
- No capability or time to identify high quality SME candidates
- Relative cost is higher due to SME's smaller scale

- Generated 60% of China's GDP and 50% of tax revenue
- Generated 80% of urban employment
- Many SMEs have insufficient collateral to support a bank loan
- Most SMEs have limited operating history
- Vulnerable to downturn
- Most have very limited credit profile/history
- Typically SMEs have higher % default rate

SME = Small & Medium Enterprises, including Micro-Enterprises
SOE = Stated-Owned Enterprises

Source: "Building a Premier SME Banking Business in China" by Booz & Co.
Source: "China SME Development Survey Report" by All-China Federation of Industry & Commerce

Non-banking Financial Institutions (“NBFI”) Act as Intermediaries between Banks and SMEs in China

Lending Eco-System


Bank
Supply credit backing on behalf of SMEs
Risk-taking by Banks (backed by NBFI balance sheet)
Non-Banking Financial Institutions: Guarantee, Leasing, Commercial Factoring, Micro-lending, Pawn
Financing Request
Due Diligence + Lending Solution
SMEs
Lending

Target Market - Over 40 million China SMEs underserved by Banks

Strong growth in non-banking financial companies and P2P lending platforms



Number of Guarantee companies
10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
2914
3366
3729
4247
5547
6030
8402
8590
2005
2006
2007
2008
2009
2010
2011
2012

Source: www.qianzhan.com



Number of Micro-lending companies
8000
7000
6000
5000
4000
3000
2000
1000
0
7
1334
2614
4282
6080
7398
2006
2009
2010
2011
2012
2013-3Q

Source: People's Bank of China



Players in China's Leasing Industry
1200
1000
800
600
400
200
0
90
45
120
45
210
66
460
80
880
123
2007
2008
2009
2010
2011
2012
2013
Banking Leasing
China Independent Leasing
Foreign-owned Leasing

Source: White Clarke Group Global Leasing Report, Guotai Junan Securities, www.tianinfo.com



Number of P2P Platforms in China
50
10
200
6
800
76
1575
275
Before 2012
2012
2013
2014
Total P2P Platforms
Problematic Platforms

Source: Wangdaizhijia-China

Wins Financial Overview

($ in million)

	For the Years ended June 30,		For the Six Months ended Dec. 31,	
	2013	2014	2013	2014
	Audited	Audited	Unaudited	Unaudited
Guarantee commission and fees, net	3.2	7.1	3.4	4.5
% of net revenue	83.4%	73.1%	97.8%	63.1%
Direct financial lease interest income, net	0.6	1.7	0.1	1.1
% of net revenue	15.2%	17.9%	2.1%	15.0%
Financial advisory income	0.1	0.9	-	1.5
% of net revenue	1.5%	9.1%	0.0%	21.9%
Net revenue	**3.8**	**9.6**	**3.5**	**7.1**
% Growth (y to y)		153.8%		102.2%
Interest on available-for-sale financial assets (2)	**0.1**	**1.6**	**-**	**7.9**
% of net income	4.4%	20.9%	0.0%	63.7%
Total non-interest expenses	1.2	1.7	1.0	1.0
% of net revnue	31.4%	17.1%	28.6%	14.1%
Net Income	**2.0**	**7.6**	**1.9**	**12.5**
% Growth (y to y)		273.2%		557.0%
% ROE (4)	7.6%	6.2%	4.5%	5.8%
Net assests for the period end	35.6	209.1	49.4	221.9

Note:

(1) Source of historical financials: WFG's audited and unaudited financial statements

(2) Interest on available-for-sales financial assets represents interest income on the investment in mutual funds which is overseen by asset management companies and invested in fixed income products. It accounted for approximately 63.7% of net income for the six months ended December 31, 2014.

(3) Calculated as net income divided by average net assets

Business Performance I


Outstanding Guarantee
200,000,000
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
87,093,695
182,676,846
179,393,100
June, 2013
June, 2014
December, 2014
Outstanding Guarantee Balance


Outstanding Leasing Investment
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
27,078,717
22,608,862
30,618,408
June, 2013
June, 2014
December, 2014
Outstanding Leasing Investment


Available-for-sales financial assets
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
1,617,940
142,938,358
159,453,303
June, 2013
June, 2014
December, 2014
Available-for-sales financial assets


Net Assets of Wins
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
-
35,601,169
209,056,047
221,871,120
June, 2013
June, 2014
December, 2014
Net Assets

Business Performance II



12-month Net Revenue Break-down
and Return on Financial Assets
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
3,169,454
7,050,479
576,538
1,722,923
55,762
873,927
89,219
1,584,163
Guarantee Net Revenue
Leasing Net Revenue
Advisory Net Revenue
Return on Financial Assets
June, 2013
June, 2014



6-month Net Revenue Break-down
and Return on Financial Assets
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
3,420,470
4,463,374
72,486
1,059,347
4,068
1,549,390
-
7,927,780
Guarantee Net Revenue
Leasing Net Revenue
Advisory Net Revenue
Return on Financial Assets
December, 2013
December, 2014



Guarantee Default Rate
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.50%
0.40%
0.40%
Fiscal Year June, 2013
Fiscal Year June, 2014
Six months December, 2014
Guarantee Default Rate

Financial Guarantee Operating Procedure



Counter-Guarantor
Client Company (Borrower)
Bank Lending
Repayment
Lending Bank (Lender)
Counter-Guarantee and Collateral if any
Guarantee Fee and Advisory Fee; Collateral if any
Collateral dismissed
Release of Guarantee Capital deposit and guarantee
Guarantee Capital Deposit and issue of a guarantee letter
WFG (Guarantor)
Release of counter-guarantee and collateral if any

Wins Risk Control Platform

"5-Step Risk Control Procedure"

Counter-Guarantor Requirement	Monitor Use of Proceeds	Online Information Due Diligence	Onsite Due Diligence	Quarterly On-site Visit
Necessary condition for guarantee clients ▪ Tangible assets from the company or shareholders as collateral ▪ An efficient indicator of repayment capacity	Use of loan proceeds only for company business purpose ▪ Purchase of raw materials, manufacturing equipment ▪ Expanding production capacity ▪ Loan use to be monitored quarterly ▪ Change of use of proceeds is strictly forbidden	Online data accumulation ▪ Positive reference from trusted intermediary within the trusted circle of major shareholder(s) ▪ Company credit report from related banks, excluding companies with bad records ▪ Corporate hiring within the last 6 months ▪ News and comments online, especially from employees ▪ Reputation/social status of major shareholder(s)	Offline information verification ▪ Monitoring of onsite utility usage ▪ Onsite employee count ▪ Onsite conversation with random junior employees ▪ Personal wealth of major shareholder(s)	Continuous risk control ▪ Monitoring the use of loan proceeds ▪ Monitoring the status of the business ▪ Monitoring the company's data

Risk Philosophy: WFG initiates new clients from its current core clients' "Trusted Business Circle + Industry Chain", an SME's business ecosystem surrounding core clients.

Client Expansion Strategy - through "Trusted Business Circle"

Wins expands clients through "Trusted Business Circle"



Supplier N's Account Receivable from guarantee Client "CE" should be low-risk; Supplier N is a potential Wins target client
Supplier N
Supplier A
Customer B
High quality clients are generated through transaction experience
Core Enterprise "CE"
After a transaction circle, if Supplier A proves a high quality client, then he is into Wins's trusted circle; his referral of Customer B could be our target client
Customer M
Guarantee Client "CE"'s referred company could be target client because data source is trustworthy; Client "CE" could help monitor his referred company

GROWTH STRATEGY

Our Mindset on Growth Strategy

Our Mission:

To build a mutually beneficial and scalable financing eco-system for both capital providers and users of capital in China

Our Strategy:

To use the infrastructure of the initial acquisition of Wins to build a comprehensive platform which will provide lending and other financing solutions to business borrowers in China (primarily under-served SMEs) through a series of acquisitions of non-banking financial institutions, including but not limited to financing guarantee, financing leasing, and commercial factoring providers.

In addition, we plan to acquire and integrate an established online Peer to Peer ("P2P") lender to expand our existing financing business base, with the objective of eventually establishing a full-service Internet lending platform, serving SMEs in China.

Three key components to support our strategy:

- To continually improve and expand our existing lending solution products and to provide further innovative and high quality financing solution products;
- To maintain and improve the rigorous parts of the existing risk control system in order to allow the system to be scalable and to strike a good balance between risk and growth;
- To create a growing circle of loyal investors on our P2P platform, thereby optimizing benefits from our financing solution supply chain.

Our acquisition strategy:

We believe that attractive acquisition targets can be acquired at attractive prices and that we can create added value for our shareholders through a "roll-up" strategy which aggregates prime targets at low prices.

Wins Finance Holdings
A Great Platform for Future Growth

Sino is committed to create value on the Wins' platform by adding to the Wins base in the following ways:

穩盛金融 WINS FINANCE — Geographically limited to Shanxi Province

SMAC — Expand Wins' business across China, fully leveraging Wins' strong net capital and operational experience

穩盛金融 WINS FINANCE — Risk control system depends on subjective judgment and intuition

SMAC — Modeling and computerizing Wins' proven risk control system which will be be expanded to more companies inside Wins' "trusted business circle", with less dependence on subjective judgment and intuition

穩盛金融 WINS FINANCE — Services are currently limited to Financial Guarantee and Financial Leasing solutions

SMAC — To serve China SMEs with 360 degree financing solutions through a wider variety of financial products

穩盛金融 WINS FINANCE — Capital source overly dependent on bank financing

SMAC — To diversify capital sources by adding an internet-based proprietary P2P lending platform through acquisition

Our goal is to create a comprehensive internet-based alternative lending platform for China SMEs

A full service financing platform through our "roll-up" strategy

- Wins' current business
- Wins' future business through acquisition

Wins' capital source

- Bank capital
- Wins' peer-2-peer lending platform

With P2P platform, Wins has control over capital and will rely less on banks. Wins will initially target individual investors, but may eventually bring institutional investors and banks to the platform

Lending or investing

稳盛金融
WINS FINANCE

full service financing platform

Controlled-risk financing products

Wins' financing products

- Guarantee solution
- Leasing solution


Small &
Medium
Enterprises

- Commercial factoring solution
- Other lending solution

Wins' would like to fully and comprehensively serve SMEs through multiple lending solution products

Sufficient financing products

Wins' proprietary risk control system

- Trusted business circle
- Industrial chain
- Online big data analytic system
- Offline due diligence

Wins' risk control system tends to rely more on system and data, less on subjective judgment

Wins' mutually beneficial and scalable financing eco-system

Better products + Better risk control + Better investors = Wins' financing eco-system


Wins' Financing
Eco-system
Loyal Individual
P2P INVERSTORS
Rigorous Existing
RISK CONTROL SYSTEM
Innovative and High Quality
Financing Solution
PRODUCTS
WINS FINANCE

Better products: To continually improve, innovate and expand our existing lending solution products

↓

Better risk control: To maintain and improve the rigorous parts of the existing risk control system in order to allow the system to be scalable and to strike a good balance between risk and growth

↓

Better investors: To create a growing circle of loyal investors on our P2P platform, thereby optimizing benefits from our financing solution supply chain

APPENDIX

P2P Lending - China leads the world


P2P Lending Transaction Volume in 2014
40,774.19
5,981.37
1,603.15
China
US
UK
US Million Dollars

Source: wangdaizhijia-China; P2PFA-UK; Lending Club 10Q and nickelsteamroller.com


China P2P Lending Transaction Volumes and Outstanding Loans
500
210
3,419
903
17,065
4,323
40,774
16,710
Before 2012
2012
2013
2014
Transaction Value
Outstanding Loans

Source: wangdaizhijia-China; in US Million dollars


Number of P2P Platforms in China
50
10
200
6
800
76
1575
275
Before 2012
2012
2013
2014
Total P2P Platforms
Problematic Platforms

Source: wangdaizhijia-China


Lending Terms and Lending Interest Rate
6.9
18.90%
5.98
19.13%
4.73
21.25%
6.18
17.80%
Before 2012
2012
2013
2014
Lending Terms (months)
Interest Rate

Source: wangdaizhijia-China

HK-listed Company Most Comparable to Wins Credit China Holdings (SEHK: 8207)

from Traditional Alternative Financing Shop to a Potential Internet Financial Conglomerate



8207 HK HKD C 2.00 -.02
On 16 Apr d Vol 23,312,800 O 2.03H
8000x1.2M
8207 HK Equity
99 Save As...
98 Actions
98 Table
06/28/2013 - 04/16/2015 Last Price
1D 3D 1M 6M YTD
Last Price
High on 04/10/15
Average 1.375
Low on 12/20/13 0.61
Mar, 2014, bought an internet home loan company
May, 2014, bought an financial leasing company
Aug 12, 2014, bought an internet financing company
Aug 18, 2014, formed a JV to develop P2P business
Aug 22, 2014, formed a JV for financial leasing consultation
Oct 20, 2014, established a JV for P2P financing supply chain biz
Jan 13, 2015, bought 10% stake in FirstP2P
Feb 2, 2015, internet 3rd party payment transaction value tops RMB 4.4 Billion
1.80
1.60
1.40
1.20
1.00
0.80
0.60
Volume 119.115M
SMAVG (15) 37.007M
400M
200M
119.115M
37.007M
Sep 2013
Dec
Mar 2014
Jun
Sep
Dec
Mar 2015

12/31/13
Price = 0.67
P/BV = 1.42
P/E = 12
Rev = 38.7MM USD
Mkt Cap = 261MM USD

Business transition created shareholder values

From pawn/micro lender to internet-based financing business

LTM 9/30/14
Price = 1.69
P/BV = 3.23
P/E = 33.4
Rev = 42MM USD
Mkt Cap = 817MM USD

Valuation Comparables I

Company Name	Ticker	Market Cap	Net Book Value	P/B Ratio	P/E Ratio
Hong Kong Listed Chinese Quasi-Financing Companies					
Credit China Holding Ltd.	SEHK: 8207	5,406 Million	1,680 Million	3.04	32.8
China Huirong Financial Holding	SEHK: 1290	1,178 Million	1,745 Million	0.67	5.9
Hanhua Financial Holding	SEHK: 3903	6,066 Million	8,110 Million	0.75	9.0
China Success Finance Group	SEHK: 3623	1,071 Million	828 Million	1.29	52.1
China Financial Service Holding	SEHK: 0605	1.510 Million	1,884 Million	0.80	7.43
Differ Group Holding Co., Ltd.	SEHK: 8056	1,961 Million	507 Million	3.86	24.70
Far East Horizon Ltd.	SEHK: 3360	20,163 Million	14,716 Million	1.37	7.75
Simsen International Corp.	SEHK: 0993	2,157 Million	1,121 Million	1.92	171.07
Sino Credit Holding Ltd.	SEHK: 0628	782 Million	378 Million	2.07	N/A
Bohai Leasing Co., Ltd.	SZSE: 000415	24,254 Million	9,644 Million	2.51	17.90
Note: Bohai Leasing is listed Shenzhen Stock Exchange, China, Currency in RMB in mm, Except Bohai Leasing, Currency in HKD in mm					
LTM as of Sep-30-2014 TEV and Market Cap are calculated using a close price as of Mar-13-2015					
US Listed Credit-type Closed-end Fund					
Hercules Technology Growth Capital, Inc.	HTGC	905 Million	646 Million	1.40	12.7
BlackRock Kelso Capital Corporation	BKCC	693 Million	782 Million	0.88	5.1
KCAP Financial, Inc.	KCAP	262 Million	259 Million	1.01	9.5
Saratoga Investment Corp.	SAR	84 Million	122 Million	0.69	7.0
Fifth Street Finance Corp.	FSC	1,076 Million	1,405 Million	0.76	22.4
Note: Currency in USD in mm, LTM as of Dec-31-2014 TEV and Market Cap are calculated using a close price as of Mar-13-2015					
US listed Peer-to-peer lending platforms					
LendingClub Corporation	LC	7,212 Million	973 Million	7.40	128.77*
On Deck Capital, Inc	ONDK	1,481 Million	310 Million	4.70	48.18*
Note: Currency in USD in mm, LTM as of Dec-31-2014 TEV and Market Cap are calculated using a close price as of April-15-2015					
** P/E ratio is calculated based upon Dec-31-2016 Estimate*					
Wins Finance Group Ltd.	N/A	168 Million	222 Million	0.76	9.4**
Note: Currency in USD in mm, Market Cap represents the purchase consideration of the transaction					
*** Calculated with purchase consideration divided by net income of 2014*					

Source: Capital IQ

Valuation Comparables II


P/B Ratio
Target Purchase Multiple: 0.76
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
SEHK: 8207
SEHK: 1290
SEHK: 3903
SEHK: 3623
SEHK: 0605
SEHK: 8056
SEHK: 3360
SEHK: 0993
SEHK: 0628
SZSE: 000415
HTGC
BKCC
KCAP
SAR
FSC

Source: Capital IQ

Wins' Balance Sheet

	June 30, 2013	June 30, 2014	December 31, 2014
	Audited	Audited	Unaudited
ASSETS			
Cash	$ 104,235	$ 5,329,454	$ 1,749,885
Restricted cash	14,794,975	16,221,617	29,767,624
Available-for-sale financial assets	1,617,940	142,938,358	159,453,303
Commission receivable	4,207,258	5,791,245	498,243
Guarantee evaluation receivable	1,488,132	-	-
Guarantee paid on behalf of guarantee service customers	234,601	518,935	712,287
Loan receivables	-	-	150,611,216
Interest receivable	-	1,489,934	3,751,346
Net investment in direct financing leases	27,078,717	22,608,862	30,618,408
Deferred tax assets, net	523,720	-	444,637
Due from owners	387,173	25,981,300	-
Property and equipment, net	696,385	918,628	900,207
Other assets	2,566,319	3,159,437	53,411
TOTAL ASSETS	$ 53,699,455	$ 224,957,770	$ 378,560,567
LIABILITIES AND OWNERS' EQUITY			
Liabilities			
Bank loan	$ 1,393,516	$ 609,648	$ 300,594
Loan payable	-	-	142,152,493
Interest payable	-	-	190,258
Income tax payable/(receivable)	(167)	438,183	2,616,360
Unearned income from financial guarantee services	3,696,825	7,564,774	2,966,536
Other liabilities	6,218,178	3,992,122	6,134,590
Due to the owners	5,590,952	378,412	-
Allowance on financial guarantee services	870,937	1,826,768	1,793,931
Deferred income tax liability	328,045	1,091,816	534,685
Total Liabilities	18,098,286	15,901,723	156,689,447
Stockholders' equity			
Paid in capital	33,672,855	85,775,155	134,674,114
Additional paid-in capital	-	113,592,427	64,780,126
Statutory reserve	325	325	325
Retained Earnings/(Deficit)	(538,605)	7,049,032	19,499,850
Accumulated other comprehensive income	2,466,594	2,639,108	2,916,705
Total Shareholders' equity	35,601,169	209,056,047	221,871,120
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 53,699,455	$ 224,957,770	$ 378,560,567

Wins' Income Statement

	For the Years ended June 30,		For the Six Months ended Dec. 31,	
	2013	2014	2013	2014
	Audited	Audited	Unaudited	Unaudited
Guarantee service income				
Commissions and fees on financial guarantee services	$ 3,948,048	$ 8,240,866	$ 3,425,758	$ 4,427,436
Over provision on financial guarantee services	(778,594)	(1,190,387)	(5,288)	35,938
Commission and fees on guarantee services, net	**3,169,454**	**7,050,479**	**3,420,470**	**4,463,374**
Direct financing lease income				
Direct financing lease interest income	782,790	2,018,022	305,987	1,629,881
Interest expense for direct financing lease	(135,222)	(164,354)	(80,214)	(278,791)
Provision for lease payment receivable	(71,030)	(130,745)	(153,287)	(291,743)
Net direct financing lease interest income after provision for receivables	**576,538**	**1,722,923**	**72,486**	**1,059,347**
Financial advisory and lease agency income	55,762	873,927	4,068	1,549,390
Net revenue	**3,801,754**	**9,647,329**	**3,497,024**	**7,072,111**
Non-interest incom				
Interest on Available-for-sale financial assets	89,219	1,584,163	-	7,927,780
Total non-interest income	**89,219**	**1,584,163**	**-**	**7,927,780**
Non-interest expense				
Business taxes and surcharge	(133,614)	(136,528)	(30,193)	(181,347)
Salaries and employees surcharge	(264,217)	(323,618)	(163,150)	(188,368)
Rental expenses	(157,404)	(195,133)	(86,353)	(82,237)
Other operating expenses	(640,378)	(997,811)	(685,706)	(582,401)
Total non-interest expense	**(1,195,613)**	**(1,653,090)**	**(965,402)**	**(1,034,353)**
Income before taxes	**2,695,360**	**9,578,402**	**2,531,622**	**13,965,538**
Income tax expense	(945)	(720,743)	(119,362)	(2,514,563)
Deferred tax expense/(benefit)	(661,115)	(1,270,022)	(517,174)	999,844
Net Income	$ 2,033,300	$ 7,587,637	$ 1,895,086	$ 12,450,819